Exhibit 99.1

Contact: Liz Sharp, VP Investor Relations

American Outdoor Brands Corporation

(413) 747-6284

lsharp@aob.com

American Outdoor Brands Corporation Reports

Third Quarter Fiscal 2018 Financial Results

SPRINGFIELD, Mass., March 1, 2018 — American Outdoor Brands Corporation (NASDAQ Global Select: AOBC), one of the world’s leading providers of firearms and quality products for the shooting, hunting, and rugged outdoor enthusiast, today announced financial results for the third quarter fiscal 2018, ended January 31, 2018.

Third Quarter Fiscal 2018 Financial Highlights

•	Quarterly net sales were $157.4 million, compared with $233.5 million for the third quarter last year, a decrease of 32.6%.

•	Gross margin for the quarter was 29.8%, compared with 42.5% for the third quarter last year.

•

Quarterly GAAP net income was $11.4 million, or $0.21 per diluted share, compared with net income of $32.5 million, or $0.57 per diluted share, for the comparable quarter last year. Included in the January 31, 2018 results is an estimated, one-time, income tax benefit of $9.4 million resulting from the impact of Tax Reform on deferred tax assets and liabilities.

•

Quarterly non-GAAP net income was $4.7 million, or $0.09 per diluted share, compared with $37.6 million, or $0.66 per diluted share, for the comparable quarter last year. GAAP to non-GAAP adjustments to net income exclude a number of acquisition-related costs, including amortization, fair value inventory step-up and backlog expense, one-time transition costs, corporate rebranding expenses, changes in contingent consideration, the impact of Tax Reform, and discontinued operations, as well as the associated tax effect on non-GAAP adjustments. For a detailed reconciliation, see the schedules that follow in this release.

•	Quarterly non-GAAP Adjusted EBITDAS was $20.0 million, or 12.7% of net sales, compared with $67.6 million, or 28.9% of net sales, for the comparable quarter last year.

James Debney, American Outdoor Brands Corporation President and Chief Executive Officer, commented, “Our results for the third quarter reflected a continuation of challenging market conditions in the consumer market for firearms. Lower shipments in our Firearms business were driven by a reduction in wholesaler and retailer orders versus the prior year, and were partially offset by double-digit revenue growth within our Outdoor Products and Accessories segment. Overall, our long-term strategy remains focused on being the leading provider of quality products for the shooting, hunting, and rugged outdoor enthusiast.

“While our new product pipeline is robust and channel inventory levels appear to be improving, we believe that the new, lower levels of consumer firearm demand we saw reflected in the January NICS results may continue for some time. Going forward, we will operate our business under the assumption that the next 12-18 months could deliver flattish revenues in Firearms. Should market conditions change, our flexible manufacturing model would allow us to quickly ramp production. In the meantime, we will continue to focus on organic growth in our Outdoor Products and Accessories business and on company-wide cost reduction efforts. At the same time, we will continue to invest in our new distribution center, an important strategic initiative designed to lower our overall cost structure,” concluded Debney.

Jeff Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer, commented, “We ended the quarter with cash of $38.2 million and net debt of approximately $200 million. Our focus on reducing production levels during the quarter helped to lower inventories of our firearms – internally and at distributor locations. Cash flow for the quarter was positive, so during the quarter we utilized $50 million in cash to reduce our outstanding line of credit, and subsequent to the end of the quarter we paid down an additional $25 million. In addition, yesterday, we effectively extended the maturity on our $75 million Senior Notes to August 2020. Thus, our balance sheet remains strong with no short-term debt and we anticipate positive cash flow for our fiscal fourth quarter.”

Financial Outlook

AMERICAN OUTDOOR BRANDS CORPORATION

NET SALES AND EARNINGS PER SHARE GUIDANCE, INCLUDING GAAP TO NON-GAAP RECONCILIATION (Unaudited)

	Range for the Three Months Ending April 30, 2018		Range for the Year Ending April 30, 2018
Net sales (in thousands)	$162,000	$166,000	$597,000	$601,000

GAAP income per share - diluted	$0.01	$0.03	$0.24	$0.26
Amortization of acquired intangible assets	0.10	0.10	0.38	0.38
Acquisition-related costs	—	—	0.01	0.01
Transition costs	—	—	0.01	0.01
Change in contingent consideration	—	—	(0.02)	(0.02)
Tax Reform	0.02	0.02	(0.15)	(0.15)
Tax effect of non-GAAP adjustments	(0.04)	(0.04)	(0.16)	(0.16)

Non-GAAP income per share - diluted	$0.09	$0.11	$0.31	$0.33

Conference Call and Webcast

The company will host a conference call and webcast today, March 1, 2018, to discuss its third quarter fiscal 2018 financial and operational results. Speakers on the conference call will include James Debney, President and Chief Executive Officer, and Jeffrey D. Buchanan, Executive Vice President, Chief Financial Officer, and Chief Administrative Officer. The conference call may include forward-looking statements. The conference call and webcast will begin at 5:00 p.m. Eastern Time (2:00 p.m. Pacific Time). Those interested in listening to the conference call via telephone may call directly at (844) 309-6568 and reference conference identification number 5598859. No RSVP is necessary. The conference call audio webcast can also be accessed live and for replay on the company’s website at www.aob.com, under the Investor Relations section. The company will maintain an audio replay of this conference call on its website for a period of time after the call. No other audio replay will be available.

Reconciliation of U.S. GAAP to Non-GAAP Financial Measures

In this press release, certain non-GAAP financial measures, including “non-GAAP net income,” “non-GAAP Adjusted EBITDAS,” and “free cash flow” are presented. From time-to-time, we consider and use these supplemental measures of operating performance in order to provide the reader with an improved understanding of underlying performance trends. We believe it is useful for our company and the reader to review, as applicable, both (1) GAAP measures that include (i) amortization of acquired intangible assets, (ii) transition costs, (iii) discontinued operations, (iv) changes in contingent consideration liabilities, (v) acquisition-related costs, (vi) inventory step-up and backlog expense, (vii) Tax Reform, (viii) tax effect of non-GAAP adjustments, (ix) net cash (used in)/provided by operating activities, (x) net cash used in investing activities, (xi) receipts from note receivable, (xii) interest expense (xiii) income tax (benefit)/expense, (xiv) depreciation and amortization, (xv) corporate rebranding costs, and (xv) stock-based compensation expense; and (2) the non-GAAP measures that exclude such information. We present these non-GAAP measures because we consider them an important supplemental measure of our performance. Our definition of these adjusted financial measures may differ from similarly named measures used by others. We believe these measures facilitate operating performance comparisons from period to period by eliminating potential differences caused by the existence and timing of certain expense items that would not otherwise be apparent on a GAAP basis. These non-GAAP measures have limitations as an analytical tool and should not be considered in isolation or as a substitute for our GAAP measures. The principal limitations of these measures are that they do not reflect our actual expenses and may thus have the effect of inflating our financial measures on a GAAP basis.

About American Outdoor Brands Corporation

American Outdoor Brands Corporation (NASDAQ Global Select: AOBC) is a provider of quality products for shooting, hunting, and rugged outdoor enthusiasts in the global consumer and professional markets. The Company reports two segments: Firearms and Outdoor Products & Accessories. Firearms manufactures handgun long gun, and suppressor products sold under the Smith & Wesson®, M&P®, Thompson/Center Arms™, and Gemtech® brands as well as provides forging, machining, and precision plastic injection molding services. Outdoor Products & Accessories provides shooting, hunting, and outdoor accessories, including reloading, gunsmithing, and gun cleaning supplies, tree saws, vault accessories, knives, laser sighting systems, tactical lighting products, and survival and camping equipment. Brands in Outdoor Products & Accessories include Smith & Wesson®, M&P®, Thompson/Center Arms™, Crimson Trace®, Caldwell® Shooting Supplies, Wheeler® Engineering, Tipton® Gun Cleaning Supplies, Frankford Arsenal® Reloading Tools, Lockdown® Vault Accessories, Hooyman® Premium Tree Saws, BOG POD®, Golden Rod® Moisture Control, Schrade®, Old Timer®, Uncle Henry®, Imperial®, Bubba Blade®, and UST®. For more information on American Outdoor Brands Corporation, call (844) 363-5386 or log on to www.aob.com.

Safe Harbor Statement

Certain statements contained in this press release may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our strategy to continue growing and balancing our business across the shooting, hunting, and rugged outdoor enthusiast market; our belief that in Firearms, new lower levels of consumer firearm demand as reflected in January NCIS results may continue for some time; our plan to operate our business under the assumption that the next 12-18 months could deliver flattish revenues in Firearms; our belief that our flexible manufacturing model would allow us to quickly ramp production if market conditions change; our plan to focus organic growth in our Outdoor Products & Accessories business and on company-wide cost reduction efforts; our plan to continue investing in our new distribution center, an important strategic initiative designed to lower our overall cost structure; our belief that we are focused on executing our long-term strategic initiatives, which support our vision of being the leading provider of quality products for the shooting, hunting and rugged outdoor enthusiast; our belief that we will generate positive cash flow for the balance of our fiscal year; and our expectations for net sales, GAAP income per diluted share, amortization of acquired intangible assets, acquisition-related costs, transition costs, change in contingent consideration, tax effect of non-GAAP adjustments, and non-GAAP income per diluted share for the fourth quarter of fiscal 2018 and for fiscal 2018. We caution that these statements are qualified by important risks, uncertainties and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, the demand for our products; the state of the U.S. economy in general and the firearm industry in particular; general economic conditions and consumer spending patterns; our competitive environment; the supply, availability and costs of raw materials and components; the success of our cost-reduction initiatives; the potential for increased regulation of firearms and firearm-related products; speculation surrounding fears of terrorism and crime; our anticipated growth and growth opportunities; our ability to increase demand for our products in various markets, including consumer, law enforcement, and military channels, domestically and internationally; our penetration rates in new and existing markets; our strategies; our ability to maintain and enhance brand recognition and reputation; risks associated with the establishment of our new 630,000 square foot national distribution center; our ability to introduce new products including our new M&P branded polymer products in full-size, compact and concealed carry models; the success of new products; our ability to expand our markets; our ability to integrate acquired businesses in a successful manner; the general growth of our outdoor products and accessories business; the potential for cancellation of orders from our backlog; and other risks detailed from time to time in our reports filed with the SEC, including our Annual Report on Form 10-K for the fiscal year ended April 30, 2017.

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2018	January 31, 2017	January 31, 2018	January 31, 2017
	(In thousands, except per share data)
Net sales	$157,376	$233,523	$434,825	$674,002
Cost of sales	110,459	134,212	296,477	389,517

Gross profit	46,917	99,311	138,348	284,485

Operating expenses:
Research and development	3,148	2,764	8,680	7,614
Selling and marketing	16,142	15,052	43,210	36,773
General and administrative	21,785	31,286	75,826	85,210

Total operating expenses	41,075	49,102	127,716	129,597

Operating income	5,842	50,209	10,632	154,888

Other (expense)/income, net:
Other (expense)/income, net	87	(8)	1,382	(37)
Interest expense, net	(2,999)	(1,939)	(8,353)	(6,128)

Total other (expense)/income, net	(2,912)	(1,947)	(6,971)	(6,165)

Income from operations before income taxes	2,930	48,262	3,661	148,723
Income tax (benefit)/expense	(8,465)	15,809	(8,803)	48,562

Net income	11,395	32,453	12,464	100,161
Net income per share:
Basic	$0.21	$0.58	$0.23	$1.78

Diluted	$0.21	$0.57	$0.23	$1.75

Weighted average number of common shares outstanding:
Basic	54,122	56,342	54,024	56,208
Diluted	54,657	57,127	54,830	57,166

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

	As of:
	January 31, 2018	April 30, 2017
	(Unaudited)
	(In thousands, except par value and share data)
ASSETS
Current assets:
Cash and cash equivalents	$38,192	$61,549
Accounts receivable, net of allowance for doubtful accounts of $1,131 on January 31, 2018 and $598 on April 30, 2017	74,764	108,444
Inventories	162,296	131,682
Prepaid expenses and other current assets	7,020	6,123
Income tax receivable	9,150	10,643

Total current assets	291,422	318,441

Property, plant, and equipment, net	153,580	149,685
Intangibles, net	118,189	141,317
Goodwill	191,162	169,017
Other assets	11,068	9,576

	$765,421	$788,036

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$35,275	$53,447
Accrued expenses	35,729	51,686
Accrued payroll and incentives	10,071	21,174
Accrued income taxes	164	726
Accrued profit sharing	600	13,004
Accrued warranty	5,109	4,908
Current portion of notes and loans payable	6,300	6,300

Total current liabilities	93,248	151,245
Deferred income taxes	10,945	25,620
Notes and loans payable, net of current portion	231,659	210,657
Other non-current liabilities	18,601	7,352

Total liabilities	354,453	394,874

Commitments and contingencies
Stockholders’ equity:
Preferred stock, $.001 par value, 20,000,000 shares authorized, no shares issued or outstanding	—	—
Common stock, $.001 par value, 100,000,000 shares authorized, 72,296,233 shares issued and 54,129,371 shares outstanding on January 31, 2018 and 72,017,288 shares issued and 53,850,426 shares outstanding on April 30, 2017	72	72
Additional paid-in capital	250,439	245,865
Retained earnings	381,628	369,164
Accumulated other comprehensive income	1,204	436
Treasury stock, at cost (18,166,862 shares on January 31, 2018 and April 30, 2017)	(222,375)	(222,375)

Total stockholders’ equity	410,968	393,162

	$765,421	$788,036

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)

	For the Nine Months Ended
	January 31, 2018	January 31, 2017
	(In thousands)
Cash flows from operating activities:
Net income	$12,464	$100,161
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	38,775	37,187
Loss on sale/disposition of assets	36	98
Provision for losses on accounts receivable	304	179
Deferred income taxes	(10,622)	(12,300)
Change in contingent consideration	(1,300)	—
Stock-based compensation expense	5,764	6,383
Changes in operating assets and liabilities (net effect of acquisitions):
Accounts receivable	34,103	(3,754)
Inventories	(25,914)	(18,451)
Prepaid expenses and other current assets	(803)	(2,178)
Income taxes	931	(2,095)
Accounts payable	(20,385)	2,393
Accrued payroll and incentives	(11,197)	(1,218)
Accrued profit sharing	(12,404)	(1,594)
Accrued expenses	(14,667)	5,004
Accrued warranty	201	(262)
Other assets	(403)	1,059
Other non-current liabilities	613	(1,088)

Net cash (used in)/provided by operating activities	(4,504)	109,524

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	(23,120)	(211,069)
Refunds on machinery and equipment	—	2,776
Receipts from note receivable	—	58
Payments to acquire patents and software	(384)	(515)
Proceeds from sale of property and equipment	6	—
Payments to acquire property and equipment	(13,956)	(28,952)

Net cash used in investing activities	(37,454)	(237,702)

Cash flows from financing activities:
Proceeds from loans and notes payable	75,000	50,000
Cash paid for debt issuance costs	—	(525)
Payments on capital lease obligation	(484)	(397)
Payments on notes and loans payable	(54,725)	(54,725)
Proceeds from Economic Development Incentive Program	—	101
Proceeds from exercise of options to acquire common stock, including employee stock purchase plan	1,081	1,141
Payment of employee withholding tax related to restricted stock units	(2,271)	(4,443)

Net cash provided by/(used in) financing activities	18,601	(8,848)

Net decrease in cash and cash equivalents	(23,357)	(137,026)
Cash and cash equivalents, beginning of period	61,549	191,279

Cash and cash equivalents, end of period	$38,192	$54,253

Supplemental disclosure of cash flow information
Cash paid for:
Interest	$8,574	$6,683
Income taxes	1,355	63,195

RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(Dollars in thousands, except per share data)

(Unaudited)

	For the Three Months Ended				For the Nine Months Ended
	January 31, 2018		January 31, 2017		January 31, 2018		January 31, 2017
	$	% of Sales	$	% of Sales	$	% of Sales	$	% of Sales
GAAP gross profit	$46,917	29.8%	$99,311	42.5%	$138,348	31.8%	$284,485	42.2%
Fair value inventory step-up and backlog expense	137	0.1%	777	0.3%	228	0.1%	4,601	0.7%

Non-GAAP gross profit	$47,054	29.9%	$100,088	42.9%	$138,576	31.9%	$289,086	42.9%

GAAP operating expenses	$41,075	26.1%	$49,102	21.0%	$127,716	29.4%	$129,597	19.2%
Amortization of acquired intangible assets	(5,311)	-3.4%	(5,620)	-2.4%	(15,264)	-3.5%	(12,730)	-1.9%
Transition costs	(50)	0.0%	(63)	0.0%	(441)	-0.1%	(63)	0.0%
Discontinued operations	—	—	(22)	0.0%	—	—	(66)	0.0%
Corporate rebranding expenses	—	—	(525)	-0.2%	—	—	(525)	-0.1%
Acquisition-related costs	(79)	-0.1%	(629)	-0.3%	(755)	-0.2%	(3,785)	-0.6%

Non-GAAP operating expenses	$35,635	22.6%	$42,243	18.1%	$111,256	25.6%	$112,428	16.7%

GAAP operating income	$5,842	3.7%	$50,209	21.5%	$10,632	2.4%	$154,888	23.0%
Fair value inventory step-up and backlog expense	137	0.1%	777	0.3%	228	0.1%	4,601	0.7%
Amortization of acquired intangible assets	5,311	3.4%	5,620	2.4%	15,264	3.5%	12,730	1.9%
Transition costs	50	0.0%	63	0.0%	441	0.1%	63	0.0%
Discontinued operations	—	—	22	0.0%	—	—	66	0.0%
Corporate rebranding expenses	—	—	525	0.2%	—	—	525	0.1%
Acquisition-related costs	79	0.1%	629	0.3%	755	0.2%	3,785	0.6%

Non-GAAP operating income	$11,419	7.3%	$57,845	24.8%	$27,320	6.3%	$176,658	26.2%

GAAP net income	$11,395	7.2%	$32,453	13.9%	$12,464	2.9%	$100,162	14.9%
Fair value inventory step-up and backlog expense	137	0.1%	777	0.3%	228	0.1%	4,601	0.7%
Amortization of acquired intangible assets	5,311	3.4%	5,620	2.4%	15,264	3.5%	12,730	1.9%
Transition costs	50	0.0%	63	0.0%	441	0.1%	63	0.0%
Discontinued operations	—	—	22	0.0%	—	—	66	0.0%
Corporate rebranding expenses	—	—	525	0.2%	—	—	525	0.1%
Acquisition-related costs	79	0.1%	629	0.3%	755	0.2%	3,785	0.6%
Change in contingent consideration	—	—	—	—	(1,300)	-0.3%	—	—
Tax Reform	(9,409)	-6.0%	—	—	(9,409)	-2.2%	—	—
Tax effect of non-GAAP adjustments	(2,856)	-1.8%	(2,497)	-1.1%	(6,388)	-1.5%	(7,119)	-1.1%

Non-GAAP net income	$4,707	3.0%	$37,592	16.1%	$12,055	2.8%	$114,813	17.0%

GAAP net income per share—diluted	$0.21		$0.57		$0.23		$1.75
Fair value inventory step-up and backlog expense	—		0.01		—		0.08
Amortization of acquired intangible assets	0.10		0.10		0.28		0.22
Transition costs	—		—		0.01		—
Discontinued operations	—		—		—		—
Corporate rebranding expenses	—		0.01		—		0.01
Acquisition-related costs	—		0.01		0.01		0.07
Change in contingent consideration	—		—		(0.02)		—
Tax Reform	(0.17)		—		(0.17)		—
Tax effect of non-GAAP adjustments	(0.05)		(0.04)		(0.12)		(0.12)

Non-GAAP net income per share—diluted(a)	$0.09		$0.66		$0.22		$2.01

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF NET OPERATING CASH FLOW TO FREE CASH FLOW

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2018	January 31, 2017	January 31, 2018	January 31, 2017
Net cash provided by/(used in) operating activities	$26,148	$48,150	$(4,504)	$109,524
Net cash used in investing activities	(4,327)	(41,032)	(37,454)	(237,702)
Acquisition of businesses, net of cash acquired	104	33,010	23,120	211,069
Receipts from note receivable	—	(15)	—	(58)

Free cash flow	$21,925	$40,113	$(18,838)	$82,833

AMERICAN OUTDOOR BRANDS CORPORATION AND SUBSIDIARIES

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EBITDAS

(In thousands)

(Unaudited)

	For the Three Months Ended		For the Nine Months Ended
	January 31, 2018	January 31, 2017	January 31, 2018	January 31, 2017
GAAP net income	$11,395	$32,453	$12,464	$100,161
Interest expense	3,030	1,854	8,454	6,222
Income tax (benefit)/expense	(8,465)	15,809	(8,803)	48,562
Depreciation and amortization	12,217	12,974	38,048	35,462
Stock-based compensation expense	1,585	2,465	5,764	6,383
Fair value inventory step-up and backlog expense	137	777	228	4,601
Acquisition-related costs	79	629	755	3,785
Corporate rebranding expenses	—	525	—	525
Discontinued operations	—	22	—	66
Transition costs	50	63	441	63
Change in contingent consideration	—	—	(1,300)	—

Non-GAAP Adjusted EBITDAS	$20,028	$67,571	$56,051	$205,830